Nuveen Tradewinds Global Flexible Allocation Fund

Summary Prospectus   |   November 30, 2010, as supplemented January 18, 2011

Ticker: Class A–NGEAX, Class C–NGFCX, Class R3–NGFRX, Class I–NGGIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated November 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to seek total return through a combination of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 43 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 45 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Redemption Fee	2%	2%	2%	2%
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class R3		Class I
Management Fees	0.89%		0.89%		0.89%		0.89%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses	25.70%		25.70%		25.70%		25.70%
Total Annual Fund Operating Expenses	26.84%		27.59%		27.09%		26.59%
Fee Waivers and Expense Reimbursements[2]	(25.45%	)	(25.45%	)	(25.45%	)	(25.46%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.39%		2.14%		1.64%		1.13%
1	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.

2	The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, prime broker expense, and extraordinary expenses) do not exceed 1.15% (1.40% after November 30, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$708	$217	$167	$115	$708	$217	$167	$115
3 Years	$990	$670	$517	$359	$990	$670	$517	$359
5 Years	$1,345	$1,204	$948	$680	$1,345	$1,204	$948	$680
10 Years	$2,344	$2,665	$2,147	$1,588	$2,344	$2,665	$2,147	$1,588

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The fund invests its assets in equity and debt securities of U.S. and non-U.S. companies, and cash or cash equivalents across multiple currencies. The fund may gain desired exposure to securities through a variety of techniques, including taking both long and short positions in securities and writing covered calls. The fund may gain exposure to commodity markets through commodity-linked derivative instruments and pooled investment vehicles that exclusively invest in commodities, such as exchange-traded funds.

Under normal market conditions, the fund invests at least 30% of its net assets in equity securities, which include common stocks, preferred securities, convertible securities and other securities with equity characteristics. The fund may invest up to 40% of its net assets in debt securities. The fund may invest up to 25% of its net assets in debt securities rated below investment grade by at least one independent rating agency or, if unrated, judged by the fund’s portfolio managers to be of comparable quality.

The fund invests at least 40% of its net assets in non-U.S. securities, and up to 35% of its net assets may be invested in securities of companies located in emerging market countries. The fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the fund’s net assets may be invested in securities of companies located in a single non-U.S. country. The fund’s investment strategy is not designed to track the performance of any specific benchmark.

Principal Risks

Market Risk/Smaller Company Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably. This risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the fund because it may invest up to 25% of its net assets in below investment grade (“high yield” or “junk”) debt; such securities, while generally offering higher yields than investment grade securities with similar maturities,

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involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—If interest rates rise, the prices of debt securities held by the fund will fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the fund’s investment in non-U.S. securities or any non-U.S. interest rate swaps may expose the fund to additional risks.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio’s current earnings rate.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.

Convertible Security Risk—The value of the fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the convertible securities’ underlying common stock.

Covered Call Risk—As a writer of covered call options, the fund will forgo the opportunity to profit from increases in the market value of a security above the option’s strike price.

Short Sales Risk—Short sales involve the sale of a security the fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short selling is considered “leverage” and may magnify gains or losses for the fund.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund. Commodity-linked derivatives in which the fund may invest subject the fund to a number of additional risks, including liquidity risk, credit risk and vulnerability to volatile commodities prices.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Tradewinds Global Investors, LLC (“Tradewinds”)

Portfolio Managers

David Iben, CFA, Michael Hart, CFA, and Isabel Satra serve as portfolio managers of the fund.

Mr. Iben, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds, has been on the investment management team for the fund since its inception. Michael Hart, Senior Vice President and Global Securities Analyst for Tradewinds, has been on the investment management team for the fund since its inception. Ms. Satra, Managing Director and Global Securities Analyst for Tradewinds, has been on the investment management team for the fund since its inception.

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Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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